UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2009

SINO GREEN LAND CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer
Incorporation)		Identification No.)

6/F No. 947, Qiao Xing Road, Shi Qiao Town
Pan Yu District, Guang Zhou
People’s Republic of China
(Address of Principal Executive Offices) (Zip Code)

86-20-84890337
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.         Other Events.

Attached hereto as Exhibit 99.1 is a copy of certain slides that may be used in making future presentations to interested parties of Sino Green Land Corporation, including analysts, stockholders and potential investors.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Investor Presentation – September 2009, by Sino Green Land Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GREEN LAND CORPORATION

By:	/s/ Anson Yiu Ming Fong
Name:	Anson Yiu Ming Fong
Title:	Chairman of the Board

Date: September 11, 2009